UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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VIRIDIAN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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VIRIDIAN THERAPEUTICS, INC.

221 CRESCENT STREET, SUITE 401

WALTHAM, MA 02453

V49075-P10915

You invested in VIRIDIAN THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2024.

Get informed before you vote

View the Proxy Statement, Notice and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	To elect the two Class III director nominees to serve until the 2027 Annual Meeting of Stockholders, and until their successors are duly elected and qualified.

Nominees:

	1a. Stephen Mahoney	For

	1b. Arlene M. Morris	For

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	For

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For

4.	To approve a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan, including to increase the number of shares available for issuance thereunder.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V49076-P10915